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PACIFIC HORIZON INCOME FUNDS

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                          PACIFIC HORIZON INCOME FUNDS
                               SEMI-ANNUAL REPORT
                                AUGUST 31, 1996


                        U.S. GOVERNMENT SECURITIES FUND

                              CORPORATE BOND FUND

                             INTERMEDIATE BOND FUND



                               INVESTING FOR ALL
                             THE TIMES OF YOUR LIFE



                                ----------------
                                NOT FDIC INSURED
                                ----------------

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                          Concord Holding Corporation
                               3435 Stelzer Road
                               Columbus, OH 43219

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                             Drinker Biddle & Reath
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                             Contents

                                PACIFIC HORIZON FUND FACTS             2-3
                                UNDERSTANDING YOUR SHAREHOLDER
                                  REPORT                               4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                              8-9
                                INTERVIEW WITH YOUR
                                  INVESTMENT MANAGER                 10-16
                                PACIFIC HORIZON U.S.
                                  GOVERNMENT SECURITIES FUND
                                  Portfolio of Investments              17
                                  Statement of Assets
                                    and Liabilities                     18
                                  Statement of Operations               19
                                  Statements of Changes
                                    in Net Assets                       20
                                PACIFIC HORIZON CORPORATE BOND FUND
                                  AND
                                  INTERMEDIATE BOND FUND
                                  Statement of Assets
                                    and Liabilities                     21
                                  Statement of Operations               22
                                  Statements of Changes
                                    in Net Assets                    23-24
                                  Notes to Financial Statements      25-31
                                  Financial Highlights               32-38
                                MASTER INVESTMENT TRUST, SERIES
                                  I -- INVESTMENT
                                  GRADE BOND PORTFOLIO AND
                                  CORPORATE BOND PORTFOLIO
                                  Portfolios of Investments          39-41
                                  Statement of Assets
                                    and Liabilities                     42
                                  Statement of Operations               43
                                  Statements of Changes
                                    in Net Assets                       44
                                  Notes to Financial Statements      45-47
                                  Supplementary Data                 48-49

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, the money market funds, strive to maintain a stable net asset value but offer no growth potential.

-------------------------------------------------------------------------------

                 FUND NAME                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
 International Equity                    Long-Term Capital Growth
 ...............................................................................
 Aggressive Growth                       Maximum Capital Appreciation
 ...............................................................................
 Blue Chip                               Long-Term Capital Appreciation
 ...............................................................................
 Capital Income                          Total Investment Return
 ...............................................................................
 Asset Allocation                        Long-Term Growth
 ...............................................................................
 Corporate Bond                          High Current Income
 ...............................................................................
 Intermediate Bond                       Income and Capital Appreciation
 ...............................................................................
 U.S. Government Securities              High Level of Current Income
 ...............................................................................
 Short-Term Government                   High Current Income with Relative
                                         Stability of Principal
 ..............................................................................
 National Municipal Bond*                High Level of Federal Tax-Free
                                         Current Income
 ...............................................................................
 California Tax-Exempt Bond*             High Level of Federal and California
                                         Tax-Free Current Income
 ...............................................................................
 Money Market Funds+                     High Current Income Plus Principal
 - Prime                                 Stability
 - Treasury
 - Government
 - Treasury Only
 ...............................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                      High Level of Federal Tax-Free Current
                                         Income Plus Principal Stability
 - California Tax-Exempt Money Market    High Level of Federal and California
                                         Tax-Free Current Income Plus Principal
                                         Stability

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* Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your investment specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

--------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...   APPROPRIATE FOR INVESTORS WHO SEEK
--------------------------------------------------------------------------------
 Foreign Equity Securities       Diversification into foreign equity markets
                                 with associated risk.
 ................................................................................
 Small Capitalization Stocks     Higher-than-average long-term growth
                                 potential with higher-than-average risk.
 ................................................................................
 Blue Chip Stocks                Long-term growth potential from investments
                                 in the stocks of well-established companies.
 ................................................................................
 Convertible Bonds and           Combined potential for current income and
 Convertible Preferred Stocks    capital appreciation.
 ................................................................................
 Stocks, Bonds and Cash          Long-term growth potential and current income
 Equivalents                     from stocks and bonds.
 ................................................................................
 Investment-Grade Corporate      High monthly income potential with reasonable
 Debt                            investment risk.
 ................................................................................
 Investment-Grade Corporate      Regular monthly income from a diversified
 and U.S. Government Securities  portfolio of investment-grade securities.
 ................................................................................
 GNMAs and Other U.S.            High monthly income potential and low credit
 Government Securities           risk.
 ................................................................................
 U.S. Government and Government  Monthly income and relative stability of
 Agency Securities               investment.
 ................................................................................
 Investment-Grade Municipal      Monthly tax-free income.
 Debt Securities
 ................................................................................
 Investment-Grade California     High monthly double tax-free income.
 Municipal Securities
 ................................................................................
 High-Quality Corporate and/or   A flexible, convenient way to manage or
 U.S.  Government Short-Term     accumulate cash while waiting for other
 Obligations                     investment opportunities.
 ................................................................................
 Short-Term Municipal            A tax-free way to manage or accumulate cash
 Obligations                     while waiting for other investment
                                 opportunities.
 Short-Term California           A tax-free way to manage or accumulate cash
 Municipal Obligations           while waiting for other investment
                                 opportunities.

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                                        3

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The INTERVIEW WITH YOUR
INVESTMENT MANAGER enables you
to gain insight into the
Fund's investments and learn
more about the Fund manager's
strategies.

                                             [GRAPHICS]
                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHICS]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
[GRAPHICS]                        NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
                                  SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

[GRAPHICS]                        SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES
                                  BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD
 [GRAPHICS]
                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS
  [GRAPHICS]
                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care, and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capital gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets is the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,
Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers
to the Pacific Horizon Funds

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
CORPORATE BOND FUND
INTERMEDIATE BOND FUND

[GRAPHICS]

STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member
of the investment management team
for the U.S. Government Securities
Fund, the Corporate Bond Fund and
the Intermediate Bond Fund.

U.S. GOVERNMENT SECURITIES FUND

GOAL:

The Pacific Horizon U.S. Government Securities Fund seeks to achieve a high level of current income consistent with preservation of capital.

INVESTMENTS:

The Fund invests primarily in instruments issued by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit of the U.S. Government, and other securities of the U.S. Government, its agencies and instrumentalities.

APPROPRIATE FOR:

Investors who want to participate in a diversified portfolio of U.S. Government securities and who are willing to accept some price and yield fluctuations.

INCEPTION:

January 7, 1988

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $77 million

CORPORATE BOND FUND

GOAL:

The Pacific Horizon Corporate Bond Fund seeks to provide investors with high current income consistent with reasonable investment risk.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of investment-grade corporate debt securities, although it may invest a portion of its assets in other types of securities and money-market instruments.

APPROPRIATE FOR:

Investors looking for high current income who are willing to accept some price and yield fluctuations.

SIZE OF FUND AS OF
AUGUST 31, 1996:

Approximately $30 million

INTERMEDIATE BOND FUND

GOAL:

The Pacific Horizon Intermediate Bond Fund (formerly the Pacific Horizon Flexible Bond Fund) seeks interest income and capital appreciation.

INVESTMENTS:

The Fund invests in a diversified portfolio of investment-grade, intermediate- and longer-term bonds, including corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents.

APPROPRIATE FOR:

Investors who want interest income and capital appreciation from a diversified portfolio of fixed-income securities.

INCEPTION:

January 24, 1994

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $14 million

Q
    WHAT MAJOR ECONOMIC FACTORS AFFECTED THE BOND MARKETS DURING THE SIX MONTH PERIOD ENDED AUGUST 31, 1996?

A
    Rising interest rates caused bond prices to fall during much of the period, as investors became concerned that a stronger economy would reignite inflation. At the same time, signs of a strong economy helped high-yield bonds and other low-quality issues perform well compared to bonds with higher credit ratings. This occurred in part because investors became convinced that the economy would continue to deliver higher growth. A strong economy reduces the credit risk of issues backed by companies with relatively weak finances. As lower quality issues gained ground, their yield advantage over issues with higher credit ratings shrank.

Q
    HOW DID THIS ENVIRONMENT AFFECT THE PERFORMANCE OF THE FUNDS?

A
    The Corporate Bond Fund performed reasonably well in this environment, given its focus on higher-quality issues, with a total return of -1.29% during the six months ended August 31, 1996 (Class A

AVERAGE ANNUAL TOTAL RETURN AS OF AUGUST 31, 1996
--------------------------------------------------------------------------------

                           U.S. GOV'T. SEC.
                                 FUND                CORP. BOND FUND            INT. BOND FUND
                         WITHOUT       WITH       WITHOUT        WITH        WITHOUT       WITH
                          SALES       SALES        SALES        SALES         SALES        SALES
                         CHARGE       CHARGE      CHARGE        CHARGE       CHARGE       CHARGE
-------------------------------------------------------------------------------------------------
     A Shares --
  Inception Dates:                   (1/7/88)                 (10/24/73)                 (1/24/94)
 6 months+                 0.18%      -4.28%       -1.29%       -5.73%        -0.10%       -4.60%
 ..................................................................................................
 1 year                    3.53%      -1.09%        2.76%       -1.87%         3.66%       -1.00%
 ..................................................................................................
 5 years                   5.81%       4.85%        8.69%        7.69%           N/A          N/A
 ..................................................................................................
 10 years                    N/A         N/A        5.71%        5.22%           N/A          N/A
 ..................................................................................................
 Since Inception           7.90%       7.32%        8.54%        8.32%         4.31%        2.48%
-----------------------------------------------------------------------------------

+ Performance quoted is not annualized.

Return figures for the Funds include change in share price, reinvestment of dividends and capital gains distributions.

shares without deduction of the maximum 4.50% front-end sales charge). That compared to a total return of -0.53% for the Lehman Brothers Corporate Bond Index*, the Fund's benchmark. During the previous period, we had maintained a relatively long average maturity for this fund to take advantage of falling interest rates. But we took a less aggressive approach in the recent six months to avoid the risk of losses as rates rebounded. We maintained the Fund's maturity of around 10.8 years, comparable to that of the benchmark.

Meanwhile, we held the Intermediate Bond Fund's average maturity to a relatively low 3.7 years -- about the same maturity as its benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index* -- and were able to protect investors from serious losses. The Intermediate Bond Fund's Class A shares had a total return of -0.10% over the period (without deduction of the 4.50% maximum front-end sales charge), compared to a 0.49% return for the benchmark.

The U.S. Government Securities Fund invests primarily in Ginnie Maes, which are mortgage-backed securities issued by the Government National Mortgage Association, an agency of the U.S. Government. Most of the interest rate increase we experienced during the period occurred early on, and rates then fluctuated in a fairly narrow range through the end of August. Mortgage-backed securities typically outperform other fixed-income sectors in such an environment. As a result, mortgages generally have outperformed Treasuries and corporate bonds in recent months. The U.S. Government Securities Fund's Class A shares had a total return, without deduction of the maximum 4.50% front-end sales charge, of 0.18%. This compared to the total return of the Lehman Brothers Mortgage Index*, the Fund's benchmark, of 0.81%.

Q
    HOW DID YOU MANAGE THE FUNDS' CREDIT QUALITY?

A
    Since lower-rated bonds were paying relatively low yields compared to issues with higher credit ratings, we believed that investors were not being sufficiently compensated for the additional risk of investing in these lower-quality issues. As a result, we upgraded the average credit quality of both the Corporate Bond and Intermediate Bond Funds' portfolio holdings to about A2 and AAA, respectively.

That said, the average credit quality of the Intermediate Bond Fund remains slightly lower than that of its benchmark index. This is because the Fund currently holds more corporate bonds and fewer government issues than the index. However, these corporate holdings are in the shorter maturity sector, where the resulting risk is typically greatly reduced. (The shorter a bond's maturity, the less its price is likely to fall if interest rates rise.)

For the U.S. Government Securities Fund, we maintained the Fund's duration roughly equal to that of its benchmark. (Duration is a measure of a fund's price sensitivity to changes in interest rates.) Our focus is on total return -- yield combined with capital appreciation -- which allows us to build the portfolio around issues that offer what we believe to be the best long-term value for investors. For example, during periods such as we have experienced recently, when interest rates stay within a relatively narrow range, we can add value by increasing the Fund's investment in securities that pay a slightly higher coupon.

To that end, we have sold most of our deep discount mortgage-backed securities and 15-year securities and have purchased a combination of current-coupon and moderate discount 30-year securities.

Q
    WHAT ROLE DID TREASURIES PLAY IN THE U.S. GOVERNMENT SECURITIES FUND?

A
    We reduced the Fund's investment in Treasuries from around 30% to 10% of the portfolio over the six months. This allowed us to increase our investment in mortgage-backed securities to around 90% of the Fund's assets. That move was based on the fact that mortgage-backed securities typically outperform Treasuries in a stable rate environment.**

Q
    WHERE DID YOU FIND THE BEST INVESTMENT OPPORTUNITIES FOR THE CORPORATE BOND FUND AND THE INTERMEDIATE BOND FUND?

A
    For both Funds, the financial services sector was strong, as brokerage firms have experienced rising profits due to cost cutting, increasing revenues from their investment banking and mergers and acquisitions businesses, and positive returns from trading. For the Corporate Bond Fund, we also liked dollar-denominated foreign bonds (Yankee bonds), which have performed well due to credit upgrades. For example, Republic of Italy bonds were upgraded from A1 to AA- by Standard & Poor's.**

Q
    WHAT ARE SOME BONDS THAT ARE REPRESENTATIVE OF THE FUNDS' CURRENT HOLDINGS?

A
    Goldman Sachs and Merrill Lynch are representative of brokerage bonds that we hold in the Corporate Bond Fund. Also, we have added Walt Disney bonds and Anheuser-Busch bonds with the objective of improving credit quality and stability.** In the brokerage sector, the Intermediate Bond Fund holds bonds issued by the Morgan Stanley Group. It also invested in Associates Corp., and GMAC in the diversified finance sector. And we invested in issues brought to market in The Money Store home equity loan deal.**

Q
    WHAT IS YOUR OUTLOOK FOR THE BOND MARKET AND THE FUNDS DURING THE NEXT SIX MONTHS?

A
    Looking forward, we expect the economy to slow to a 2% to 2.5% annual growth rate late this year or early next year. We are also concerned about increasing pressures within the labor market that could lead to wage inflation. Therefore, we expect the Federal Reserve to tighten monetary policy by raising both the federal funds rate and the discount rate.

However, we believe that we are currently at or near cyclical highs in interest rates. We feel the Fed has achieved some amount of price stability, so future changes in monetary policy will be muted. That means interest rates probably will be relatively stable for the near term. Longer term, we are keeping our eye on the changing demographic landscape. Specifically, the aging of the population could lead to more saving and less consumption. These developments could lead, in turn, to lower interest rates -- good news for financial assets such as bonds.

With respect to the U.S. Government Securities Fund, we will continue to emphasize current-coupon securities, as these are the most attractive in a market where rates stay within a fairly narrow range. However, if rates seem likely to decline significantly, we will invest in lower-coupon bonds. Such bonds are less exposed to prepayment risk, which is highest when a dip in interest rates causes more people to prepay their mortgages. A large number of prepayments has the effect of reducing the duration of mortgage-backed securities at a time when longer-duration securities are likely to outperform other issues. We might also increase the Fund's exposure to Treasuries, which aren't susceptible to prepayment risk.
---------------
 * The Lehman Brothers Corporate Bond, Intermediate Government/Corporate Bond and the Mortgage Indices are unmanaged indices generally representative of their respective sectors of the bond market as a whole and cannot be invested in directly.

** The composition of the Funds' holdings are subject to change.

Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
(AS OF AUGUST 31, 1996)

       PORTFOLIO COMPOSITION*

U.S. TREASURIES                         6.1
CASH & EQUIVALENTS                      0.3
GNMA SECURITIES                        93.6

-----------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.
                                            QUALITY

                                            Investing Only in U.S.
                                            Government-Backed Securities

                                            The Pacific Horizon U.S. Government
                                            Securities Fund maintains at least a
                                            65% position in GNMA securities and
                                            may invest in other types of
                                            high-quality government-backed
                                            securities. The flexibility to
                                            invest in different types of
                                            securities can help to maximize
                                            performance, while diversification
                                            can help to reduce risk. By
                                            investing only in high-quality
                                            government-backed securities, the
                                            Fund may supply a key element of an
                                            investor's long-range strategy.

PACIFIC HORIZON
CORPORATE BOND FUND
(AS OF AUGUST 31, 1996)
The Pacific Horizon Corporate Bond
Fund is a diversified portfolio of
investment-grade corporate debt
obligations and other obligations
issued or guaranteed by the U.S.
Government, its agencies or
instrumentalities. The investment
manager's diversification strategy
focuses on industries that are
positioned for growth and companies
that provide high current income
potential consistent with reasonable
investment risk. While the portfolio
is heavily invested in banking and
finance, it is diversified with
investments in media, retail and
insurance.

                   DIVERSIFICATION*

BANKING/FINANCE                                34.1%
RETAIL                                          7.0%
MEDIA                                           9.6%
CONSUMER STAPLES                               13.6%
INDUSTRIAL                                      7.9%
INSURANCE                                       6.6%
OTHER                                          21.2%

-------------------------------------------------------------------------------
           MATURITY*

0 E 5 YEARS                                    29.7
5 E 10 YEARS                                   35.5
> 10 YEARS                                     34.8

---------------
* The composition of the Fund's holdings is subject to change.

                                           The manager of the Pacific Horizon
                                           Corporate Bond Fund concentrates on
                                           intermediate-term and longer-term
                                           bonds in the search for high current
                                           income. The Fund's manager seeks to
                                           diversify these holdings among
                                           different maturity ranges with a
                                           focus on the longer end of the
                                           maturity spectrum.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF AUGUST 31, 1996)
PORTFOLIO COMPOSITION

    MOODY'S RATING OF PORTFOLIO
        COMPOSITION QUALITY*

Aaa                                                 69.1
Aa                                                   6.0
A                                                   22.2
BBB                                                  2.7

-----------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.


                                            QUALITY
                                            The credit research team at Bank of
                                            America, the Fund's adviser,
                                            monitors debt instruments and issuer
                                            quality to identify fixed-income
                                            securities for the Fund. With its
                                            emphasis on quality, the Fund
                                            invests primarily in securities that
                                            are rated investment grade by an
                                            independent rating service or that
                                            are issued by the U.S. Government.
                                            The security selection process also
                                            depends on information about broad
                                            economic factors that can affect the
                                            bond markets.

--------------------------------------------------------------------------------

FLEXIBILITY
Capitalizing on Changing Markets

The Fund invests in a varied
portfolio of quality bonds in an
effort to protect principal against
sharp price fluctuations and
stabilize net asset value. The
Fund's adviser has great latitude in
deciding how assets are invested
among corporate, government and
mortgage-backed obligations. That
means the Fund enjoys a high level
of flexibility to make the most of
changing market conditions.

[GRAPHIC]

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                    MATURITY           PRINCIPAL         VALUE
           DESCRIPTION               RATE             RANGE           AMOUNT (000)     (NOTE 2)
----------------------------------   -----    ---------------------   ------------    -----------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS -- 93.6%
 Government National Mortgage
   Assoc.*........................   11.50%    2/15/98 to 2/15/00     $       41      $    43,472
 Government National Mortgage
   Assoc.*........................   11.00%    2/15/98 to 9/20/19            924          994,285
 Government National Mortgage
   Assoc.*........................   10.50%    12/15/97 to 5/10/32         3,407        3,632,637
 Government National Mortgage
   Assoc.*........................   10.00%    10/15/98 to 3/15/21         1,305        1,395,215
 Government National Mortgage
   Assoc.*........................   9.50 %    3/15/98 to 4/20/06          1,711        1,794,757
 Government National Mortgage
   Assoc.*........................   9.00 %    6/15/01 to 6/15/07            366          382,568
 Government National Mortgage
   Assoc.*........................   8.50 %         10/15/09                 400          414,062
 Government National Mortgage
   Assoc.*........................   8.00 %    1/15/20 to 7/15/26         16,169       16,184,167
 Government National Mortgage
   Assoc.*........................   7.50 %    7/15/96 to 4/15/26         21,095       20,609,020
 Government National Mortgage
   Assoc.*........................   7.00 %    12/15/08 to 8/15/25        27,539       26,823,936
 Government National Mortgage
   Assoc.*........................   6.00 %         12/15/10                 461          433,520
                                                                                      -----------
Total U.S. Government Agency
 Obligations
 (cost $73,973,919)...............                                                     72,707,639
                                                                                      -----------

                                                        MATURITY DATE
                                                    ---------------------
U.S. TREASURY OBLIGATIONS -- 6.1%
U.S. TREASURY NOTES -- 6.1%
 U.S. Treasury Notes - Annual...........   6.88 %          5/15/96               4,800       4,777,536
                                                                                           -----------
Total U.S. Treasury Obligations
 (cost $4,825,914)......................                                                     4,777,536
                                                                                           -----------
TOTAL INVESTMENTS
 (COST $78,799,833) (a) -- 99.7%........                                                    77,485,175
Other Assets in excess of other
 liabilities -- 0.3%....................                                                       198,527
                                                                                           -----------
NET ASSETS -- 100.0%....................                                                   $77,683,702
                                                                                           =============

---------------

Percentages indicated are based on net assets of $77,683,702.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

       Unrealized appreciation......................................................  $    91,776
       Unrealized depreciation......................................................   (1,406,434)
                                                                                      -----------
       Net unrealized depreciation..................................................  $(1,314,658)
                                                                                      =============

* Mortgage-backed pass-through obligation.

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $78,799,833)............       $ 77,485,175
  Cash.............................................................             66,325
  Receivable for Portfolio shares sold.............................             45,859
  Interest receivable..............................................            570,115
  Receivable for investment securities sold........................            200,000
                                                                           -----------
Total assets.......................................................         78,367,474
                                                                           -----------
LIABILITIES:
  Dividends payable................................................            437,781
  Payable for Portfolio shares redeemed............................            143,377
  Advisory fees payable............................................              6,810
  Administration fees payable......................................              3,784
  Shareholder service fees payable -- A Shares.....................             16,845
  Other accrued expenses...........................................             75,175
                                                                           -----------
Total liabilities..................................................            683,772
                                                                           -----------
NET ASSETS.........................................................       $ 77,683,702
                                                                           ===========
Net Assets:
  A Shares.........................................................       $ 77,682,708
  K Shares.........................................................                994
                                                                           -----------
                                                                          $ 77,683,702
                                                                           ===========
Shares Outstanding ($0.001 par value, 300 million shares
  authorized):
  A Shares.........................................................          8,491,665
  K Shares.........................................................                109
                                                                           -----------
                                                                             8,491,774
                                                                           ===========
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
  Net asset value and redemption price per share...................              $9.15
  Sales charge -- 4.50% of public offering price...................               0.43
                                                                           -----------
  Maximum Offering Price...........................................              $9.58
                                                                           ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -- K
  SHARES...........................................................              $9.15
                                                                           ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...................................       $      8,492
  Additional paid-in capital.......................................         89,418,195
  Accumulated net realized losses on investment transactions.......        (10,036,704)
  Net unrealized depreciation of investments.......................         (1,314,658)
  Distributions in excess of net investment income.................           (391,623)
                                                                           -----------
NET ASSETS, AUGUST 31, 1996........................................       $ 77,683,702
                                                                           ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest...........................................               $     2,856,573
                                                                        -----------
EXPENSES:
  Advisory fees......................................   $  147,396
  Administration fees................................       84,455
  Shareholder service fees -- A Shares...............      105,387
  Transfer agent fees and expenses...................       59,896
  Custodian fees and expenses........................       31,916
  Audit fees.........................................       19,822
  Reports to shareholders............................       19,310
  Legal fees.........................................        1,140
  Directors' fees....................................          951
  Insurance expense..................................        1,358
  Registration fees..................................       30,448
  Other expenses.....................................        2,576
                                                          --------
                                                           504,655
    Less: Fee waivers................................     (139,812)
        Expenses paid by third parties...............       (3,229)         361,614
                                                          --------      -----------
NET INVESTMENT INCOME................................                     2,494,959
                                                                        -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
  Net realized losses on securities transactions.....                    (1,711,617)
  Net change in unrealized depreciation of
    investments......................................                      (774,664)
                                                                        -----------
Net Loss on Investments..............................                    (2,486,281)
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................                  $      8,678
                                                                        ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED        YEAR ENDED
                                                     AUGUST 31, 1996     FEBRUARY 29, 1996
                                                     ----------------    -----------------
                                                       (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..............................   $  2,494,959       $   5,736,176
  Net realized gains (losses) on securities
    transactions.....................................     (1,711,617)          2,942,308
  Net change in unrealized depreciation of
    investments......................................       (774,664)         (1,443,927)
                                                     ----------------    -----------------
  Net increase (decrease) in net assets resulting
    from operations..................................          8,678           7,234,557
                                                     ----------------    -----------------
Dividends and distributions to shareholders --
  A Shares:
  Dividends to shareholders from net
    investment income................................     (2,668,698)         (5,736,176)
  Distributions in excess of net investment income...             --             (70,303)
  Tax return of capital distribution.................             --            (295,885)
Dividends and distributions to shareholders --
  K Shares:
  Dividends to shareholders from net investment
    income (a).......................................             (7)                 --
                                                     ----------------    -----------------
Total Dividends and Distributions to Shareholders....     (2,668,705)         (6,102,364)
                                                     ----------------    -----------------
Fund Share Transactions:
  Net proceeds from shares subscribed................      3,884,331         117,170,124
  Net asset value of shares issued to shareholders in
    reinvestment of dividends........................      1,850,907           4,090,811
  Cost of shares redeemed............................    (14,882,440)       (120,256,427)
                                                     ----------------    -----------------
  Net increase (decrease) in net assets from Fund
    share transactions...............................     (9,147,202)          1,004,508
                                                     ----------------    -----------------
Total Increase (Decrease)............................    (11,807,229)          2,136,701
NET ASSETS:
  Beginning of year..................................     89,490,931          87,354,230
                                                     ----------------    -----------------
  End of year........................................   $ 77,683,702       $  89,490,931
                                                     ================    =================

---------------

(a) For the period from July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                           CORPORATE      INTERMEDIATE
                                                           BOND FUND       BOND FUND
                                                          -----------     ------------
ASSETS:
  Investment in Master Investment Trust, Series I --
    Corporate Bond Portfolio and Investment Grade Bond
      Portfolio, respectively, at value................   $29,751,836      $14,844,523
    Receivable from Administrator......................            --           13,402
  Deferred organization costs and prepaid expenses.....        12,852           49,072
                                                          -----------      -----------
Total assets...........................................    29,764,688       14,906,997
                                                          -----------      -----------
LIABILITIES:
  Dividend payable.....................................       150,441           65,379
  Accrued accounting fees..............................         7,811           10,041
  Accrued reports to shareholders expenses.............         6,255           15,493
  Accrued audit fees...................................         4,404           10,109
  Other accrued expenses...............................         4,285           12,659
                                                          -----------      -----------
Total liabilities......................................       173,196          113,681
                                                          ===========      ===========
NET ASSETS.............................................   $29,591,492      $14,793,316
                                                          ===========      ===========
Net Assets:
  A Shares.............................................   $29,590,501      $14,792,321
  K Shares.............................................           991              995
                                                          -----------      -----------
                                                          $29,591,492      $14,793,316
                                                          ===========      ===========
Shares Outstanding ($0.001 par value, 150 million
  shares authorized):
  A Shares.............................................    1,920,521         1,560,106
  K Shares.............................................           64               105
                                                          -----------      -----------
                                                            1,920,585        1,560,211
                                                          ===========      ===========
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
  Net asset value and redemption price per share.......        $15.41            $9.48
  Sales charge -- 4.50% of public offering price.......          0.73             0.45
                                                          -----------      -----------
  Maximum Offering Price...............................        $16.14            $9.93
                                                          ===========      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE -- K SHARES................................        $15.40            $9.48
                                                          ===========      ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par.......................   $     1,921      $     1,560
  Additional paid-in capital...........................    37,022,900       15,124,314
  Accumulated net realized losses on investment
    transactions.......................................    (7,512,705)         (59,269)
  Distributions in excess of net investment income.....       (66,324)              --
  Net unrealized appreciation/(depreciation) on
    investments........................................       145,700         (273,289)
                                                          -----------      -----------
NET ASSETS, AUGUST 31, 1996............................   $29,591,492      $14,793,316
                                                          ===========      ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS
--------------------------------------------------------------------------------

Statement of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                           CORPORATE      INTERMEDIATE
                                                           BOND FUND       BOND FUND
                                                          -----------     ------------
INVESTMENT INCOME:
Investment Income from Master Investment Trust,
  Series I -- Corporate Bond Portfolio and Investment
  Grade Bond Portfolio, respectively:
  Interest.............................................   $1,124,596      $   404,490
                                                          ----------        ---------
  Expenses.............................................      116,052           68,631
  Less: Fee waivers and expense reimbursements.........      (77,178)         (48,964)
                                                          ----------        ---------
                                                              38,874           19,667
                                                          ----------        ---------
Net Investment Income from Master Investment Trust,
  Series I -- Corporate Bond Portfolio and Investment
  Grade Bond Portfolio, respectively...................    1,085,722          384,823
                                                          ----------        ---------
EXPENSES:
  Shareholder service fees -- A Shares.................       38,534           16,546
  Administration fees..................................       22,994            9,871
  Transfer agent fees and expenses.....................       27,702            6,726
  Registration fees....................................       18,446           18,242
  Reports to shareholders expenses.....................       20,452           11,304
  Fund accounting fees and expenses....................       17,983           12,619
  Amortization of organization costs...................        7,190           10,004
  Audit fees...........................................        3,893            1,795
  Legal fees...........................................        7,688            1,376
  Directors' fees......................................          299               96
  Other operating expenses.............................        7,334              639
                                                          ----------        ---------
                                                             172,515           89,218
  Less: Fee waivers and expense reimbursements.........      (22,994)         (59,277)
                                                          ----------        ---------
                                                             149,521           29,941
                                                          ----------        ---------
Net Investment Income..................................      936,201          354,882
                                                          ----------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM MASTER INVESTMENT TRUST, SERIES I -- CORPORATE
  BOND PORTFOLIO AND INVESTMENT GRADE BOND PORTFOLIO,
  RESPECTIVELY:
  Net realized gain (loss) on securities
    transactions.......................................       42,292         (156,064)
  Net change in unrealized appreciation (depreciation)
    on investments.....................................   (1,392,788)        (232,004)
                                                          ----------        ---------
Net Loss on Investments from Master Investment Trust,
  Series I -- Corporate Bond Portfolio and Investment
  Grade Bond Portfolio, respectively...................   (1,350,496)        (388,068)
                                                          ----------        ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $ (414,295)     $   (33,186)
                                                          ==========        =========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED        YEAR ENDED
                                                      AUGUST 31, 1996     FEBRUARY 29, 1996
                                                      ----------------    -----------------
                                                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.............................    $    936,201         $ 1,964,098
  Net realized gain on securities transactions......          42,292           1,346,714
  Net change in unrealized appreciation
    (depreciation) of investments...................      (1,392,788)            885,897
                                                      ----------------    -----------------
  Net increase (decrease) in net assets resulting
    from operations.................................        (414,295)          4,196,709
                                                      ----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS A
  SHARES:
  Dividends to shareholders from net
    investment income...............................        (936,197)         (1,964,098)
  Dividends to shareholders in excess of net
    investment income...............................              --             (95,000)
  K SHARES(a):
  Dividends to shareholders from net investment
    income..........................................              (4)                 --
                                                      ----------------    -----------------
TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS...        (936,201)         (2,059,098)
                                                      ----------------    -----------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares subscribed...............       2,133,887           4,789,390
  Net asset value of shares issued to shareholders
    in reinvestment of dividends....................         288,919             566,762
  Cost of shares redeemed...........................      (3,868,232)         (6,478,258)
                                                      ----------------    -----------------
  Net decrease in net assets from Fund share
    transactions....................................      (1,445,426)         (1,122,106)
                                                      ----------------    -----------------
TOTAL INCREASE (DECREASE)...........................      (2,795,922)          1,015,505
NET ASSETS:
  Beginning of period...............................      32,387,414          31,371,909
                                                      ----------------    -----------------
  End of period.....................................    $ 29,591,492         $32,387,414
                                                      ==============      ===============

---------------

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                      AUGUST 31, 1996        YEAR ENDED
                                                        (UNAUDITED)       FEBRUARY 29, 1996
                                                      ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.............................    $    354,882         $   406,486
  Net realized gain (loss) on securities
    transactions....................................        (156,064)            154,841
  Net change in unrealized appreciation
    (depreciation) of investments...................        (232,004)            (58,037)
                                                      ----------------    -----------------
  Net increase (decrease) in net assets resulting
    from operations.................................         (33,186)            503,290
                                                      ----------------    -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  A SHARES:
  Dividends to shareholders from net investment
    income..........................................        (354,861)           (406,485)
  Distribution to shareholders from net realized
    gains...........................................              --             (26,279)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  K SHARES (a):
  Dividends to shareholders from net investment
    income..........................................             (21)                 --
                                                      ----------------    -----------------
TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS...        (354,882)           (432,764)
                                                      ----------------    -----------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares subscribed...............       4,454,681          12,184,154
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions...................................         189,140             273,214
  Cost of shares redeemed...........................      (2,641,836)         (1,312,597)
                                                      ----------------    -----------------
  Net increase in net assets from Fund share
    transactions....................................       2,001,985          11,144,771
                                                      ----------------    -----------------
Total Increase......................................       1,613,917          11,215,297
NET ASSETS:
  Beginning of period...............................      13,179,399           1,964,102
                                                      ----------------    -----------------
  End of period.....................................    $ 14,793,316         $13,179,399
                                                      ==============      ===============

---------------

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Company operated as a series company comprising seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon U.S. Government Securities Fund (the "U.S. Government Securities Fund" ), the Pacific Horizon Corporate Bond Fund (the "Corporate Bond Fund" ) and the Pacific Horizon Intermediate Bond Fund (the "Intermediate Bond Fund") (collectively the "Funds") only.

    The U.S. Government Securities Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital. It does so by investing primarily in instruments issued by the Government National Mortgage Association. The Corporate Bond Fund and Intermediate Bond Fund seek to achieve their investment objectives by investing substantially all of their assets in the Corporate Bond and Investment Grade Bond Portfolios (collectively, the "Portfolios"), which are operating portfolios of Master Investment Trust, Series I (the "Trust"), open-ended management investment companies, that have the same investment objectives as those of the Funds. The value of each Fund's investment in the Portfolios included in the accompanying statements of assets and liabilities reflects the Fund's proportionate beneficial interest in the net assets of that Portfolio (100% and 16.13% for Corporate Bond and Intermediate Bond Funds at August 31, 1996 respectively). The financial statements of the Portfolios of the Trust, including the portfolios of investments, are included elsewhere within this report and should be read in conjunction with the Funds' financial statements.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the U.S. Government Securities Fund's and the Portfolios' investment adviser. Concord Holding Corporation ("Concord") serves as the Funds' administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Funds' shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) PORTFOLIO VALUATIONS:

    The U.S. Government Securities Fund's portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less), are valued at the last reported sale price on the date of valuation or, if none is available, at the mean between the current quoted and asked prices on the date of valuation as provided by investment dealers.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

    The valuation of securities of the Corporate Bond and Intermediate Bond Funds' investment in the Portfolios is discussed in Note 2 to the Portfolios' financial statements.

B) SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES:

    The U.S. Government Securities Fund records security transactions on a trade date basis. Realized gains and losses from security transactions are recorded on an identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily.

    The Corporate Bond Fund and the Intermediate Bond Fund record their share of the investment income, expenses and realized and unrealized gains and losses recorded by their respective Portfolios on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

    Expenses directly attributable to the U.S. Government Securities Fund, the Corporate Bond Fund or the Intermediate Bond Fund, are charged directly to the appropriate Fund, while Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds.

C) DIVIDENDS AND DISTRIBUTIONS:

    The Funds declare dividends to shareholders of record on the day of declaration from net investment income. Such dividends are declared daily and paid monthly. Net realized gains, if any, will be distributed annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Accordingly, the U.S. Government Securities Fund has reclassified $295,885 from net investment income to additional paid in capital relating to permanent differences arising from distributions to shareholders.

D) FEDERAL INCOME TAXES:

    It is the policy of the Funds to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

    At February 29, 1996, the U.S. Government Securities Fund had capital loss carryforwards of $8,325,087, which will expire in fiscal 2003. To the extent provided by the regulations in the Code, these capital loss carryforwards will be used to offset future net realized gains on securities transactions. As such it is probable that the gains so offset will not be distributed to the shareholders. Additionally, the Fund utilized $1,463,432 of capital loss carryovers during the period ended February 29, 1996.

    The Corporate Bond Fund had $7,554,997 capital loss carryovers which may be used to offset any future realized gains on securities transactions to the extent provided for in the Code. Any such unused capital loss carryovers will expire as follows:

1997........................   $  827,887
1998........................      442,467
1999........................    5,401,993
2003........................      882,650

    It is anticipated that no distributions of future net realized gains on investments will be made to shareholders until the capital loss carryovers are offset by net realized gains or expire.

    The Funds' account and report distributions to shareholders are in accordance with AICPA Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies.

    For the period ended February 29, 1996, the reclassification arising from book/tax differences resulted in increases and decreases to the components of net assets for the Corporate Bond Fund. The following table discloses the effect of such differences reclassified between undistributed accumulated net investment income, accumulated undistributed net realized gain/loss on investments and paid-in capital:

ACCUMULATED   ACCUMULATED
UNDISTRIBUTED UNDISTRIBUTED
    NET           NET
INVESTMENT     REALIZED       PAID-IN
  INCOME      GAIN/(LOSS)     CAPITAL
-----------   -----------   -----------
  $82,436     $1,532,208    $(1,643,570)

E) OTHER:

    The Intermediate Bond Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The U.S. Government Securities Fund has an Investment Advisory Agreement with Bank of America and the Funds have an Administration Agreement with Concord and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement with the U.S. Government Securities Fund, Bank of America is entitled to a fee which is accrued daily and payable monthly, at an annual rate of 0.35% of the net assets of the U.S. Government Securities Fund. Pursuant to the terms of the Administration Agreement, Concord is entitled to a fee from the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund, which is accrued daily and paid monthly, at an annual rate of 0.20%, 0.15% and 0.15% respectively, of each Fund's average net assets. For the six months ended August 31, 1996 Concord agreed to waive its entire fee as Administrator for the Corporate Bond Fund and the Intermediate Bond Fund.

    The Investment Advisory Agreement for U.S. Government Securities Fund and the Administration Agreements provide that if, in any fiscal year, the operating expenses of any Fund (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over the Fund, then Bank of America and Concord will reimburse the Fund for any such expenses. At August 31, 1996, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each of the Fund's average daily net assets, plus 2.0% of the next $70 million of such assets, plus 1.5% of such assets in excess of $100 million. These agreements provide that such reimbursements will be estimated and paid on a monthly basis.

    For the six months ended August 31, 1996, the Distributor advised that it retained $4,076, $6,007 and $6,515 from commissions earned on sales of the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $102,317, $47,153 and $62,403 from commissions earned on sales of shares of the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund, respectively.

    The Funds have adopted a Shareholder Service Plan (the "Plan") under which each Fund pays for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments by each Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the average daily net assets of each Fund's A Shares. For the six months ended August 31, 1996, the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund incurred charges of $105,387, $38,534 and $16,546, respectively, pursuant to the plan. The Funds were advised that of these amounts, the Distributor retained $5,145, $29,470 and $472, respectively, and affiliates of the Bank of America retained $95,842, $5,473 and $15,887, respectively. The Plan provides that if, in any months, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative and Shareholder Services Plan (the "Administrative Plan"), the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75% (annualized), respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative and Shareholder Services Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    Effective December 11, 1995, BISYS Fund Services, Inc., also a wholly owned subsidiary of BISYS, serves the Funds as transfer agent and dividend disbursing agent. In this capacity, BISYS Fund Services, Inc. earned $59,896, $21,702 and $6,726 for the six months ended August 31, 1996 for the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund, respectively.

    For the six months ended August 31, 1996, the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund incurred legal charges totaling $1,140, $3,688 and $1,376, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company. Certain officers of the Company are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus

$1,000 for each day the director
participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company receives an additional $40,000 per year through February 28, 1997 in consideration of his services.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs to the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund pursuant to the Retirement Plan amounted to $951, $0 and $7 respectively, for the six months ended August 31, 1996.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the six months ended August 31, 1996 the cost of purchases and the proceeds from sales of U.S. Government Securities Fund securities (excluding short term investments) amounted to $49,111,012 and $56,372,475 respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 200 billion shares of the Company's $0.001 par value capital stock authorized, of which 300 million shares were classified as Class E Common Stock (U.S. Government Securities Fund ), 150 million shares were classified as Class W Common Stock, (Corporate Bond Fund) and 150 million shares were classified as Class M Common Stock, (Intermediate Bond Fund).

    Transactions in shares of common stock of the Portfolios are summarized below:

                                  U.S. GOVERNMENT
                                  SECURITIES FUND
                                 SIX MONTHS ENDED
                                  AUGUST 31, 1996
                                    (UNAUDITED)        YEAR ENDED
                               ---------------------  FEBRUARY 29,
                                A SHARES    K SHARES   1996 (000)
                               -----------  --------  ------------
Net proceeds from shares
 subscribed................... $ 3,604,361    $994     $  117,170
Net asset value of shares
 issued to shareholders in
 reinvestment of dividends....   1,850,943      --          4,091
Cost of shares redeemed....... (14,911,282)     --       (120,256)
                               -----------    ----         ------
Net increase (decrease)....... $(9,455,978)   $994     $    1,005
                               ============== ========== ==============
Shares sold...................     418,528     108         11,393
Shares issued in reinvestment
 of distributions.............     199,642      --            433
Shares redeemed...............  (1,613,162)     --        (11,722)
                               -----------    ----         ------
 Net increase (decrease)......    (994,992)     --            104
                               ============== ========== ==============

                                     CORPORATE
                                     BOND FUND
                                 SIX MONTHS ENDED
                                  AUGUST 31, 1996
                                    (UNAUDITED)        YEAR ENDED
                               ---------------------  FEBRUARY 29,
                                A SHARES    K SHARES   1996 (000)
                               -----------  --------  ------------
Net proceeds from shares
 subscribed................... $ 2,132,887   $1,000     $  4,789
Net asset value of shares
 issued to shareholders in
 reinvestment of dividends....     288,919       --          567
Cost of shares redeemed.......  (3,868,232)      --       (6,478)
                               -----------      ---       ------
Net increase (decrease)....... $(1,446,426)  $1,000     $ (1,122)
                               ============== ========== ==============
Shares sold...................     136,213       64          299
Shares issued in reinvestment
 of distributions.............      18,447       --           33
Shares redeemed...............    (247,090)      --         (406)
                               -----------      ---       ------
 Net increase (decrease)......     (92,430)      64          (74)
                               ============== ========== ==============

                                   INTERMEDIATE
                                     BOND FUND
                                 SIX MONTHS ENDED
                                  AUGUST 31, 1996
                                    (UNAUDITED)        YEAR ENDED
                               ---------------------  FEBRUARY 29,
                                A SHARES    K SHARES   1996 (000)
                               -----------  --------  ------------
Net proceeds from shares
 subscribed................... $ 4,453,681   $1,000     $ 12,184
Net asset value of shares
 issued to shareholders in
 reinvestment of dividends....     189,140       --          273
Cost of shares redeemed.......  (2,641,836)      --       (1,312)
                               -----------      ---       ------
Net increase.................. $ 2,000,985   $1,000     $ 11,145
                               ============== ========== ==============
Shares sold...................     465,390      105        1,249
Shares issued in reinvestment
 of distributions.............      19,786       --           28
Shares redeemed...............    (276,229)      --         (134)
                               -----------      ---       ------
 Net increase.................     208,947      105        1,143
                               ============== ========== ==============

---------------

(a) For the period from July 22, 1996 (commencement of operations) through August 31, 1996.

NOTE 7 -- SUBSEQUENT EVENT

    Effective September 1, 1996, the Board of Directors of the Company decided to withdraw the Corporate Bond Fund's investment in the Corporate Bond Portfolio of the Trust and to engage Bank of America to manage directly the assets of the Corporate Bond Fund in accordance with its investment objective, policies and limitations (the "Reorganization"). Accordingly, the Corporate Bond Fund will now seek its objective by investing directly in portfolio securities.

NOTE 8 -- CHANGE OF NAME

    Prior to June 30, 1996, the Intermediate Bond Fund was known as the Flexible Bond Fund.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights(a)
--------------------------------------------------------------------------------

                                     SIX MONTHS
                                        ENDED                                YEAR ENDED
                                     AUGUST 31,      -----------------------------------------------------------
                                       1996(b)        FEBRUARY        FEBRUARY        FEBRUARY        FEBRUARY
                                     (UNAUDITED)      29, 1996        28, 1995        28, 1994        28, 1993
                                     -----------     -----------     -----------     -----------     -----------
A SHARES
Net asset value per share, beginning
 of period..........................  $    9.43       $    9.31       $    9.85       $   10.21       $   10.22
                                     -----------     -----------     -----------     -----------     -----------
Income from Investment Operations:
 Net investment income..............       0.24            0.61            0.55            0.45            0.70
 Net realized and unrealized gains
   (losses) on securities...........      (0.26)           0.16           (0.54)          (0.11)           0.37
                                     -----------     -----------     -----------     -----------     -----------
Total income from investment
 operations.........................      (0.02)           0.74            0.01            0.34            1.07
                                     -----------     -----------     -----------     -----------     -----------
Less Dividends and Distributions:
 Dividends from net investment
   income...........................      (0.26)          (0.61)          (0.52)          (0.45)          (0.70)
 Distributions from net realized
   gains on securities..............         --           (0.01)             --           (0.16)          (0.38)
 Tax return of capital..............         --           (0.03)          (0.03)          (0.09)             --
                                     -----------     -----------     -----------     -----------     -----------
Total dividends and distributions...      (0.26)          (0.65)          (0.55)          (0.70)          (1.08)
                                     -----------     -----------     -----------     -----------     -----------
Net change in net asset value per
 share..............................      (0.28)           0.12           (0.54)          (0.36)          (0.01)
                                     -----------     -----------     -----------     -----------     -----------
Net asset value per share, end of
 period.............................  $    9.15       $    9.43       $    9.31       $    9.85       $   10.21
                                     -----------     -----------     -----------     -----------     -----------
Total return (excludes sales
 charge)............................       0.18%++         8.47%           0.30%           3.40%          10.92%
Ratios/Supplemental Data:
 Net assets, end of period (000)....  $  77,683       $  89,491       $  87,354       $ 157,984       $ 119,127
 Ratio of expenses to average net
   assets...........................       0.86%+          1.15%           1.15%           0.96%           0.51%
 Ratio of net investment income to
   average net assets...............       5.94%+          6.36%           5.57%           4.45%           6.80%
 Ratio of expenses to average net
   assets*..........................       1.19%+          1.26%++           (a)           1.00%           1.10%
 Ratio of net investment income to
   average net assets*..............       5.61%+          6.28%             (a)           4.41%           6.21%
Portfolio turnover rate.............         59%            137%            189%            255%            252%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

 ++ Not annualized. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.

(a) Security Pacific National Bank served as Investment Adviser through April 21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

(b) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           PERIOD
                                                                            ENDED
                                                                         AUGUST 31,
                                                                           1996(a)
                                                                         (UNAUDITED)
                                                                         -----------
K SHARES
Net asset value per share, beginning of period.........................    $  9.19
                                                                         -----------
Income from Investment Operations:
  Net investment income................................................       0.10
  Net realized and unrealized gains (losses) on securities.............      (0.04)
                                                                         -----------
Total income from investment operations................................       0.06
                                                                         -----------
Less Dividends and Distributions:
  Dividends from net investment income.................................      (0.10)
  Distributions from net realized gains on securities..................         --
  Tax return of capital................................................         --
                                                                         -----------
Total dividends and distributions......................................      (0.10)
                                                                         -----------
Net change in net asset value per share................................      (0.04)
                                                                         -----------
Net asset value per share, end of period...............................    $  9.15
                                                                         ============
Total return...........................................................      (0.25)++
Ratios/Supplemental Data:
  Net assets, end of period............................................    $   994
  Ratio of expenses to average net assets..............................       1.22%+
  Ratio of net investment income to average net assets.................       6.14%+
  Ratio of expenses to average net assets*.............................       1.68%+
  Ratio of net investment income to average net assets*................       5.68%+
Portfolio turnover rate................................................         59%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

  + Annualized.

 ++ Not annualized. Represents total return for A Shares from March 1, 1996 to
    July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.

(a) Class "K" Shares commenced offering July 22, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                     SIX
                                                                 MONTHS ENDED
                                                                  AUGUST 31,
                                                                     1996
                                                                (UNAUDITED)(a)
                                                                --------------
A SHARES
Net asset value per share, beginning of period................     $  16.09
                                                                --------------
Income from Investment Operations:
  Net investment income.......................................         0.47
  Net realized and unrealized gain (loss) on securities.......        (0.68)
                                                                --------------
Total income (loss) from investment operations................        (0.21)
                                                                --------------
Less Dividends and Distributions:
  Dividends from net investment income........................        (0.47)
  Distributions from net realized gains on securities.........           --
                                                                --------------
Total dividends and distributions.............................        (0.47)
                                                                --------------
Net change in net asset value per share.......................        (0.68)
                                                                --------------
Net asset value per share, end of period......................     $  15.41
                                                                =================
Total return+.................................................        (1.29%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...........................     $ 29,591
  Ratio of expenses to average net assets**...................         1.35%***
  Ratio of net investment income to average net assets**......         6.07%***
Portfolio Turnover............................................          N/A

---------------

  + The total return figures do not include the effect of the maximum 4.50% sales charge.

 ++ The financial highlights for the years ended September 30, 1993 and 1992 are for the Bunker Hill Income Securities Inc., a closed-end fund.

  * Includes the results of operations of Bunker Hill Income Securities, Inc. and the Fund.

 ** Reflects the Corporate Bond Fund's proportionate share of the Trust's expenses and fee waivers and expense reimbursements by the Trust's Investment Advisor and Administrator and the Corporate Bond Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.65% (annualized), 0.90%, 0.90% (annualized) for the periods ended August 31, 1996, February 29, 1996 and February 28, 1995 and 0.16% for the period ended February 28, 1994 respectively.

*** Annualized.

N/A Not applicable.

(a) As of July 22, 1996 the Portfolio designated the existing series of shares as "A" shares.

(b) Not annualized.

See Notes to Financial Statements.

                                  FOR THE
              FOR THE             PERIOD
            YEAR ENDED         OCT. 1, 1994                YEAR ENDED SEPTEMBER 30,
           FEBRUARY 29,           THROUGH         -------------------------------------------
               1996            FEB. 28, 1995         1994*          1993++          1992++
          ---------------     ---------------     -----------     -----------     -----------
              $ 15.03             $ 14.86           $ 16.94         $ 16.12         $ 15.22
          ---------------     ---------------     -----------     -----------     -----------
                 0.98                0.45              1.58            1.34            1.48
                 1.11                0.17             (2.06)           0.82            0.95
          ---------------     ---------------     -----------     -----------     -----------
                 2.09                0.62             (0.48)           2.16            2.43
          ---------------     ---------------     -----------     -----------     -----------
                (0.98)              (0.45)            (1.58)          (1.34)          (1.53)
                (0.05)                 --             (0.02)             --              --
          ---------------     ---------------     -----------     -----------     -----------
                (1.03)              (0.45)            (1.60)           1.34           (1.53)
          ---------------     ---------------     -----------     -----------     -----------
                 1.06                0.17             (2.08)           0.82            0.90
          ---------------     ---------------     -----------     -----------     -----------
              $ 16.09             $ 15.03           $ 14.86         $ 16.94         $ 16.12
          ===============     ===============     ===========     ===========     ===========
                14.12%               4.26%(b)         (2.29%)          7.05%          13.36%
              $32,387             $31,372           $33,046         $46,999         $44,642
                 1.33%               1.04%***          0.91%           1.02%           1.09%
                 6.12%               7.32%***          7.85%           8.14%           9.42%
                  N/A                 N/A               N/A          154.34%         251.97%

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD ENDED
                                                                        AUGUST 31,
                                                                           1996
                                                                      (UNAUDITED)(a)
                                                                      --------------
K SHARES
Net asset value per share, beginning of period......................      $15.52
                                                                          ------
Income from Investment Operations:
  Net investment income.............................................        0.08
  Net realized and unrealized gain (loss) on securities.............       (0.12)
                                                                          ------
Total income (loss) from investment operations......................       (0.04)
                                                                          ------
Less Dividends and Distributions:
  Dividends from net investment income..............................       (0.08)
                                                                          ------
Net change in net asset value per share.............................       (0.12)
                                                                          ------
Net asset value per share, end of period............................      $15.40
                                                                          ======
Total return++......................................................       (1.35%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period.........................................      $  991
  Ratio of expenses to average net assets*..........................      1.85%+
  Ratio of net investment income to average net assets*.............      5.57%+

---------------

  + Annualized.

 ++ Not annualized. Represents total return for A Shares from March 1, 1996 to
    July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.

  * Reflects the Corporate Bond Fund's proportionate share of the Trust's expenses and fee waivers and expense reimbursements by the Trust's Investment Advisor and Administrator and the Corporate Bond Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets in increasing the ratio of net investment income to average net assets by 0.65% for the period ended August 31, 1996.

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                             SIX
                                         MONTHS ENDED               YEAR ENDED                  PERIOD
                                          AUGUST 31,       -----------------------------        ENDED
                                             1996          FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                        (UNAUDITED)(a)         1996             1995            1994*
                                        --------------     ------------     ------------     ------------
A SHARES
Net asset value per share, beginning
 of period..........................       $   9.75          $   9.44         $   9.81         $  10.00
                                            -------        ------------     ------------     ------------
Income from Investment Operations:
 Net investment income..............           0.26              0.59             0.59             0.08
 Net realized and unrealized gain
   (loss) on securities.............          (0.27)             0.33            (0.37)           (0.19)
                                            -------        ------------     ------------     ------------
Total income (loss) from investment
 operations.........................          (0.01)             0.92             0.22            (0.11)
                                            -------        ------------     ------------     ------------
Less dividends and distribution:
 Dividends to shareholders from net
   investment income................          (0.26)            (0.59)           (0.59)           (0.08)
 Distributions to shareholders from
   net realized gains on
   securities.......................             --             (0.02)              --               --
                                            -------        ------------     ------------     ------------
Total dividends and distributions...          (0.26)            (0.61)           (0.59)           (0.08)
                                            -------        ------------     ------------     ------------
Net change in net asset value per
 share..............................          (0.27)             0.31            (0.37)           (0.19)
                                            -------        ------------     ------------     ------------
Net asset value per share, end of
 period.............................       $   9.48          $   9.75         $   9.44         $   9.81
                                        =================  ==============   ==============   ==============
Total return (excludes sales
 charge)............................          (0.10%)++         10.45%            2.27%           (1.10%)++
Ratios/Supplemental Data:
 Net assets, end of period (000)....       $ 14,792          $ 13,179         $  1,964         $    356
 Ratio of expenses to average net
   assets**.........................         0.75%+             0.27%            0.00%           0.00%+
 Ratio of net investment income to
   average net assets**.............         5.36%+             6.13%            6.43%           5.70%+

---------------

 * For the period January 24, 1994 (commencement of operations) through February 28, 1994.

 ** Reflects the Intermediate Bond Fund's proportionate share of the Trust's expenses and fee waivers and expense reimbursements by the Trust's Investment Adviser and Administrator and the Intermediate Bond Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 1.64%, 4.73%, 17.95% and 160.20% (annualized) for the periods ended August 31, 1996, February 29, 1996 , February 28, 1995 and February 28, 1994
    respectively.

 + Annualized.

 ++ Not annualized.

(a) As of July 22, 1996 the Portfolio designated the existing shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD ENDED
                                                                        AUGUST 31,
                                                                           1996
                                                                      (UNAUDITED)(a)
                                                                      --------------
K SHARES
Net asset value per share, beginning of period......................      $ 9.53
                                                                          ------
Income from Investment Operations:
  Net investment income.............................................        0.05
  Net realized and unrealized gain (loss) on securities.............       (0.05)
                                                                          ------
  Total income (loss) from investment operations....................        0.00
                                                                          ------
Less dividends and distributions:
  Dividends from net investment income..............................       (0.05)
  Distributions from net realized gains on securities...............          --
                                                                          ------
Total Dividends and Distributions...................................       (0.05)
                                                                          ------
Net change in net asset value per share.............................       (0.05)
                                                                          ------
Net asset value per share, end of period............................      $ 9.48
                                                                          ======
Total return........................................................       (1.35%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period.........................................      $  995
  Ratio of expenses to average net assets*..........................       1.25%+
  Ratio of net investment income to average net assets*.............       4.86%+

---------------

  * Reflects the Intermediate Bond Fund's proportionate share of the Trust's expenses and fee waivers and expense reimbursements by the Trust's Investment Advisor and Administrator and the Intermediate Bond Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets in increasing the ratio of net investment income to average net assets by 1.64% for the period ended August 31, 1996.

  + Annualized.

 ++ Not annualized. Represents total return for A Shares from March 1, 1996 to
    July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --

CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                        S/P MOODY'S                            PRINCIPAL
                                          RATING                   MATURITY      AMOUNT        VALUE
             DESCRIPTION                (UNAUDITED)     RATE         DATE        000'S       (NOTE 2)
-------------------------------------  -------------   -------     ---------   ----------   -----------
CORPORATE OBLIGATIONS -- 63.70%
 Allied Signal Corp..................      A2/A          9.50%      06/01/16   $      719   $   844,384
 Anheuser Busch......................      A1/A+         7.00%      12/01/25        1,000       899,916
 Commercial Credit...................      A1/A+         7.88%      02/01/05        1,000     1,048,327
 Conagra.............................    Baa2/BBB-       9.75%      03/01/21        1,500     1,736,263
 Walt Disney & Co....................      A2/A          6.75%      03/30/06        1,000       951,592
 Midland Bank PLC....................      A1/A+         6.95%      03/15/11        1,000       926,250
 News America Holdings...............    Baa3/BBB       12.00%      12/15/01        1,300     1,397,015
 Tele-Communications Inc.............      Ba1/          9.88%      06/15/22        1,400     1,452,718
 Chase Manhattan Corp................      A2/A-         8.13%      06/15/02        1,000     1,038,658
 ABN-AMRO............................     Aa2/AA-        7.75%      05/15/23        1,350     1,327,652
 Comerica Bank.......................      A2/A          8.38%      07/15/24        1,000     1,010,830
 Merrill Lynch & Co, Inc.............      A1/A+         7.00%      03/15/06        1,500     1,439,142
 Goldman Sachs Group.................      A1/A+         7.13%      03/01/03        1,500     1,470,741
 Lehman Bros Holdings, Inc...........     Baa1/A         5.75%      11/15/98        1,000       976,767
 International Lease Finance.........      A2/A          6.20%      05/01/00        1,500     1,458,058
 Hertz Corp..........................    Baa2/BBB-       7.00%      07/15/03        1,000       974,514
                                                                                            -----------
                                                                                             18,952,827
                                                                                            -----------
MEDIUM TERM NOTES -- 21.73%
 General Motors Accpt Corp,..........      A3/A          7.38%      05/26/99        1,500     1,517,533
 Associates Corp.....................     Aa3/AA-        6.95%      18/01/02        1,000       987,140
 JC Penney & Co......................      A1/A+         6.50%      12/15/07        1,000       908,310
 Sears...............................      A2/A          8.53%      03/01/02        1,100     1,163,431
 Countrywide Funding.................     Baa1/A         6.54%      04/14/00        1,000       978,976
 UNUM Corp...........................      A1/A+         5.88%      10/15/03        1,000       908,653
                                                                                            -----------
                                                                                              6,464,043
                                                                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.01%
 Prudential Mortgage Cap.............     Aaa/AAA       11.58%      12/15/13            4         3,870
                                                                                            -----------
ASSET BACKED SECURITIES--HOME EQUITY LOANS -- 4.35%
 The Money Store 1996-B..............     Aaa/AAA        7.38%      05/15/17        1,300     1,294,951
                                                                                            -----------
MUNICIPAL BONDS -- 3.45%
 New York City G.O...................     BAA1/A        10.25%      06/01/97        1,000     1,024,989
                                                                                            -----------
COMMERCIAL PAPER -- 4.70%
 Nestle Capital Corp.................      A1/P1         5.23%      09/06/96        1,400     1,399,390
                                                                                            -----------
TOTAL INVESTMENTS
 (COSTS $28,994,371) -- 97.94%.......                                                        29,140,070
Other assets in excess
 of liabilities -- 2.06%.............                                                           611,917
                                                                                            -----------
NET ASSETS -- 100%...................                                                       $29,751,987
                                                                                            ===========

MASTER INVESTMENT TRUST, SERIES I --

INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                 MATURITY      AMOUNT        VALUE
                    DESCRIPTION                       RATE         DATE        (000)       (NOTE 2)
---------------------------------------------------  -------     ---------   ----------   -----------
ASSET BACKED SECURITIES--CREDIT CARDS -- 5.70%
 Standard Credit Card Master Trust.................    7.85%      02/07/02   $    2,500   $ 2,577,250
 NationsBank Credit Card Master Trust..............    6.45%      04/15/03        2,700     2,665,415
                                                                                          -----------
                                                                                            5,242,665
                                                                                          -----------
ASSET BACKED SECURITIES--HOME EQUITY LOANS -- 1.08%
 The Money StoreTrust 1996 - B.....................    7.38%      03/15/17        1,000       998,318
                                                                                          -----------
COMMERCIAL PAPER -- 2.39%
 Nestle Capital Corp...............................    5.23%      09/06/96        2,200     2,199,041
                                                                                          -----------
CORPORATE OBLIGATIONS -- 8.58%
 General Motors....................................    8.40%      10/15/99        1,000     1,040,000
 Household International BV........................    5.25%      10/15/98        2,000     1,945,000
 Texas Instruments, Inc............................    6.88%      07/15/00        2,500     2,484,375
 Hertz Corp........................................    7.00%      07/15/03        2,500     2,421,875
                                                                                          -----------
                                                                                            7,891,250
                                                                                          -----------
EURO BONDS -- 2.62%
 Republic of Italy.................................    0.00%      01/10/01        3,300     2,413,177
                                                                                          -----------
MEDIUM TERM NOTES -- 18.96%
 International Lease Finance.......................    6.27%      02/10/99        2,500     2,471,875
 Sears Roebuck Co..................................    6.58%      06/15/00        2,000     1,965,000
 General Motors Acceptance Corp....................    7.38%      05/26/99        2,000     2,022,500
 Caterpillar Finance...............................    6.77%      02/01/99        2,000     1,995,000
 Associates Corp...................................    6.35%      06/29/00        3,000     2,932,500
 Morgan Stanley Group..............................    6.25%      03/01/99        2,000     1,942,500
 USL Capital Corp..................................    8.13%      02/15/00        4,000     4,115,000
                                                                                          -----------
                                                                                           17,444,375
                                                                                          -----------
U.S. GOVERNMENT AGENCY NOTES -- 4.44%
 Federal Home Loan Mortgage Corp. Pool #303528.....    6.00%      06/01/01        2,293     2,192,433
 Federal Home Loan Mortgage Corp. Pool #131579.....    6.50%      06/01/01          181       166,900
 Federal Home Loan Mortgage Corp. Pool #286087.....    8.00%      06/01/24          773       772,447
 Government National Mortgage Assoc. Pool
   #136688.........................................   10.00%      06/01/15           36        39,341
 Government National Mortgage Assoc. Pool
   #166744.........................................   10.00%      06/01/16          358       391,083
 Government National Mortgage Assoc. Pool
   #209480.........................................   10.00%      07/15/17           80        87,622
 Government National Mortgage Assoc. Pool
   #227082.........................................   10.00%      08/15/17          114       124,052
 Federal Home Loan Mortgage Corp. Pool #160034.....    8.50%      12/01/07           69        69,841
 Federal Home Loan Mortgage Corp. Pool #549837.....    8.00%      07/01/10          216       216,198
 Federal Home Loan Mortgage Corp. Pool #284343.....    8.00%      12/01/16           13        13,076
 Federal Home Loan Mortgage Corp. Pool #297505.....    8.00%      06/01/17           18        18,043
                                                                                          -----------
                                                                                            4,091,036
                                                                                          -----------
U.S TREASURY BONDS -- 4.98%
 U.S. Treasury Bonds...............................   10.38%      11/15/09        3,800     4,578,848
                                                                                          -----------

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --

INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                 MATURITY      AMOUNT        VALUE
                    DESCRIPTION                       RATE         DATE        (000)       (NOTE 2)
---------------------------------------------------  -------     ---------   ----------   -----------
U.S. TREASURY NOTES -- 49.34%
 U.S. Treasury Notes...............................    5.12%      11/30/98   $    6,900   $ 6,716,804
 U.S. Treasury Notes...............................    6.38%      05/15/99       12,000    11,958,958
 U.S. Treasury Notes...............................    6.88%      08/31/99        2,000     2,017,400
 U.S. Treasury Notes...............................    7.75%      11/30/99        7,500     7,749,075
 U.S. Treasury Notes...............................    7.75%      01/21/00        2,500     2,584,775
 U.S. Treasury Notes...............................    5.63%      11/30/00        1,500     1,440,720
 ..................................................    6.63%      06/30/01       13,000    12,940,070
                                                                                          -----------
                                                                                           45,407,802
                                                                                          -----------
TOTAL INVESTMENTS -- 98.09%
 (Cost $91,680,545)................................                                        90,266,512
Other Assets in Excess of Liabilities -- 1.91%.....                                         1,755,100
                                                                                          -----------
NET ASSETS -- 100%.................................                                       $92,021,612
                                                                                          ===========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                              CORPORATE    INVESTMENT
                                                                BOND       GRADE BOND
                                                              PORTFOLIO     PORTFOLIO
                                                             -----------   -----------
ASSETS:
  Investments in securities at value (cost $28,994,371 and
    $91,680,545 respectively)..............................  $29,140,070   $90,266,512
  Cash.....................................................       47,946        54,240
  Contribution receivable..................................           --       400,274
  Interest receivable......................................      639,098     1,343,225
  Deferred organization costs and prepaid expenses.........        1,008        31,653
                                                             ------------  -----------
Total assets...............................................   29,828,122    92,095,904
                                                             ------------  -----------
LIABILITIES:
  Withdrawal payable.......................................       30,096        13,753
  Advisor fees payable.....................................           --        16,510
  Administration fees payable..............................           --        17,705
  Accrued audit fees.......................................       10,928         4,363
  Accrued legal fees.......................................        5,863         3,410
  Accrued accounting fees..................................       12,032         3,770
  Accrued custody fees.....................................        1,620         1,832
  Other accrued expenses...................................       15,596        12,949
                                                             ------------  -----------
Total liabilities..........................................       76,135        74,292
                                                             ------------  -----------
NET ASSETS.................................................  $29,751,987   $92,021,612
                                                             ============  ===========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                            CORPORATE       INVESTMENT
                                                              BOND          GRADE BOND
                                                            PORTFOLIO        PORTFOLIO
                                                           -----------      -----------
INVESTMENT INCOME:
  Interest..............................................   $ 1,124,641      $ 2,274,374
                                                           -----------      -----------
EXPENSES:
  Advisory fees.........................................        69,539          167,152
  Administration fees...................................         7,727           18,572
  Fund accounting fees and expenses.....................        13,106           24,759
  Audit fees............................................         8,178            9,922
  Custodian fees and expenses...........................        10,685            7,471
  Legal fees............................................         2,607            4,107
  Trustees fees.........................................         1,427            3,523
  Amortization of organization costs....................            --            6,982
  Other operating expenses..............................         2,902            3,120
                                                           -----------      -----------
                                                               116,171          245,608
  Less: Fee waivers and expense reimbursements..........       (77,266)        (161,500)
                                                           -----------      -----------
                                                                38,905           84,108
                                                           -----------      -----------
Net Investment Income...................................     1,085,736        2,190,266
                                                           -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities transactions...        42,290         (643,236)
  Net change in unrealized appreciation (depreciation)
    on investments......................................    (1,392,839)      (1,413,251)
                                                           -----------      -----------
Net Gain (Loss) on Investments..........................    (1,350,549)      (2,056,487)
                                                           -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.......................................   $  (264,813)     $   133,779
                                                           ===========      ===========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       CORPORATE BOND PORTFOLIO
                                               ----------------------------------------
                                               SIX MONTHS ENDED
                                               AUGUST 31, 1996       FOR THE YEAR ENDED
                                                 (UNAUDITED)         FEBRUARY 29, 1996
                                               ----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................     $  1,085,736           $  2,304,694
  Net realized gain on securities
    transactions............................           42,290              1,346,761
  Net change in unrealized appreciation
    (depreciation) of investments...........       (1,392,839)               885,929
                                               ----------------      ------------------
  Net increase (decrease) in net assets
    resulting from operations...............         (264,813)             4,537,384
                                               ----------------      ------------------
Trust Share Transactions:
  Contributions.............................        2,337,452              4,797,630
  Withdrawals...............................       (4,700,473)            (8,234,630)
                                               ----------------      ------------------
  Net decrease in net assets resulting from
    Trust share transactions................       (2,363,021)            (3,437,000)
                                               ----------------      ------------------
Total Increase (Decrease)...................       (2,627,834)             1,100,384
NET ASSETS:
  Beginning of period.......................       32,379,821             31,279,437
                                               ----------------      ------------------
  End of period.............................     $ 29,751,987           $ 32,379,821
                                               =================     ==================

                                                   INVESTMENT GRADE BOND PORTFOLIO
                                               ----------------------------------------
                                               SIX MONTHS ENDED
                                               AUGUST 31, 1996       FOR THE YEAR ENDED
                                                 (UNAUDITED)         FEBRUARY 29, 1996
                                               ----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................     $  2,190,266           $  3,879,980
  Net realized gain (loss) on securities
    transactions............................         (643,236)             2,336,008
  Net change in unrealized appreciation
    (depreciation) on investments...........       (1,413,251)              (247,652)
                                               ----------------      ------------------
  Net increase in net assets resulting from
    operations..............................          133,779              5,968,336
                                               ----------------      ------------------
Trust Share Transactions:
  Contributions.............................       35,810,542             21,358,278
  Withdrawals...............................      (10,212,284)           (18,755,421)
                                               ----------------      ------------------
  Net increase in net assets resulting from
    Trust share transactions................       25,598,258              2,602,857
                                               ----------------      ------------------
Total Increase..............................       25,732,037              8,571,193
NET ASSETS:
  Beginning of period.......................       66,289,575             57,718,382
                                               ----------------      ------------------
  End of period.............................     $ 92,021,612           $ 66,289,575
                                               =================     ==================

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Trust consisted of five portfolios. The accompanying financial statements and notes are those of the Investment Grade Bond Portfolio and the Corporate Bond Portfolio (the "Portfolios") only.

    The investment objective of the Investment Grade Bond Portfolio is to obtain interest income and capital appreciation by investing in investment grade intermediate and longer term bonds, including corporate and governmental fixed income obligations and mortgaged backed securities. The investment objective of the Corporate Bond Portfolio is to provide investors with high current income consistent with reasonable investment risk. The Portfolio seeks its objective through investment grade corporate debt securities although it may invest a portion of its assets in other types of securities and money market instruments.

    Bank of America National Trust and Savings Association ("Bank of America"), a wholly owned subsidiary of BankAmerica Corporation, serves as the Portfolios' investment adviser. Concord Holding Corporation ("Concord") serves as the Portfolios' administrator through BISYS Fund Services (Ireland) Ltd., a wholly owned subsidiary of Concord.

    Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATIONS:

    Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the date of valuation, or if none is available, at the mean between the current quoted bid and asked prices on the date of valuation. Securities that are primarily traded on the NASDAQ national securities market are valued at the last reported sales price on the date of valuation or, if none of available, at the last quoted bid price on the date of valuation. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily.

C) EXPENSES:

    Expenses directly attributable to each Portfolio are charged to each individual Portfolio while Trust expenses attributable to more than one portfolio of the Trust and general Trust expenses are allocated among the respective portfolios of the Trust.

D) FEDERAL INCOME TAXES:

    The Portfolios will be treated as partnerships for federal income tax purposes. As such, any investor in either Portfolio will be taxed on its share of that Portfolio's ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER
          TRANSACTIONS WITH AFFILIATES

    The Portfolios have an Investment Advisory Agreement with Bank of America and an Administration Agreement with Concord.

    As Adviser, Bank of America is responsible for managing the investment of the assets of each Portfolio in conformity with the stated objectives and policies of each Portfolio. For its services, Bank of America is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.45% of the average daily net assets of each Portfolio. For the period ended August 31, 1996, Bank of America waived $145,347 in fees as an Adviser of the Investment Grade Bond Portfolio. For the Corporate Bond Portfolio Bank of America waived its entire fee as adviser for the same period.

    As Administrator, Concord assists in supervising the operations of the Portfolios. For its services, Concord is entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolios' average daily net assets. For the period ended August 31, 1996, Concord waived $16,153 in fees as an Administrator of the Investment Grade Bond Portfolio. For the Corporate Bond Portfolio Concord waived its entire fee as administrator for the same period.

    For services provided to all five of the portfolios constituting the Trust, each

Trustee receives an annual fee of $3,000 and a meeting fee of $500 per meeting. For the period ended August 31, 1996, the Investment Grade Bond and the Corporate Bond Portfolios incurred legal expenses of $4,107 and $2,607 respectively, which were earned by a law firm, a partner of which serves as Secretary of the Trust. Certain officers of the Trust are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- PURCHASES AND SALES
          OF SECURITIES

    The following table summarizes the securities transactions effected by the Portfolios, excluding short-term securities, for the period ended August 31, 1996:

INVESTMENT GRADE BOND PORTFOLIO:

                       PURCHASES        SALES
                      -----------    -----------
U.S. Government
 Securities.........  $34,247,132    $ 9,163,594
Other Securities....   15,119,716     12,925,931
                      -----------    -----------
                      $49,366,848    $22,089,525
                      =============  =============

CORPORATE BOND PORTFOLIO:

                       PURCHASES        SALES
                      -----------    -----------
U.S. Government
 Securities.........  $ 1,299,797    $ 2,182,598
Other Securities....    8,741,170      8,998,314
                      -----------    -----------
                      $10,040,967    $11,180,912
                      =============  =============

    At August 31, 1996, the cost of securities of the Portfolios for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly for the Investment Grade Bond Portfolio net unrealized depreciation of investments amounted to $1,414,033 consisting of gross unrealized appreciation of $179,252 and gross unrealized depreciation of $1,593,285. For the Corporate Bond Portfolio net unrealized appreciation of investments amounted to $145,699 consisting of gross unrealized appreciation of $593,391 and gross unrealized depreciation of $447,692.

NOTE 5 -- CONCENTRATION OF
          CREDIT RISK

    The Investment Grade Bond Portfolio had the following concentrations by security type at August 31, 1996 (as a percentage of total investments):

U.S. Treasury Notes.................    50.3%
Medium Term Notes...................    19.3%
U.S. Treasury Bonds.................     5.1%
Asset Backed Securities.............     6.9%
U.S. Government Agency Notes........     4.5%
Commercial Paper Discount...........     2.7%
Corporate Obligations...............     8.7%
Euro Bonds..........................     2.5%
                                       -----
                                       100.0%
                                       ======

    The Corporate Bond Portfolio had the following concentrations by security type at August 31, 1996 (as a percentage of total investments):

Medium Term Notes...................    22.2%
Asset Backed Securities.............     4.5%
Commercial Paper Discount...........     4.8%
Corporate Obligations...............    65.0%
Municipal Bonds.....................     3.5%
                                       -----
                                       100.0%
                                       ======

MASTER INVESTMENT TRUST, SERIES I --
CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                              SIX MONTHS                           FOR THE PERIOD       FOR THE PERIOD
                                 ENDED                             OCTOBER 1, 1994     APRIL 25, 1994*
                            AUGUST 31, 1996      YEAR ENDED            THROUGH             THROUGH
                              (UNAUDITED)     FEBRUARY 29, 1996   FEBRUARY 24, 1995   SEPTEMBER 30, 1994
                            ---------------   -----------------   -----------------   ------------------
Ratio of expenses to
 average net assets**.....        0.25%+             0.27%                0.31%+              0.39%+
Ratio of net investment
 income to average net
 assets**.................        7.03%+             7.19%                8.03%+              8.55%+
Portfolio Turnover........       34.00%             96.00%              124.00%              51.00%

---------------

 * Date of Reorganization.

** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by .09% for the six months ended August 31, 1996,.73% for the year ended February 29, 1996 and by 0.50% for the periods of October 1, 1994 through February 28, 1995 and April 25, 1994 through September 30, 1994.

 + Annualized.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data

                               SIX MONTHS
                                  ENDED
                             AUGUST 31, 1996      YEAR ENDED          YEAR ENDED         PERIOD ENDED
                               (UNAUDITED)     FEBRUARY 29, 1996   FEBRUARY 28, 1995   FEBRUARY 28, 1994
                             ---------------   -----------------   -----------------   -----------------
Ratio of expenses to
 average net assets**......        0.23%              0.18%                0.25%              0.41%***
Ratio of net investment
 income to average
 assets**..................        5.90%              6.47%                6.22%              4.93%***
Portfolio Turnover.........          32%               172%                 240%                32%

---------------

 * For the period December 6, 1993 (commencement of operations) through February 28, 1994.

 ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.44%, 0.50%, 0.50% and 0.50% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1996 and February 28, 1994, respectively.

*** Annualized.

See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ................................................................................
First Name                                  Last Name

 ................................................................................
Street Address

 ................................................................................
City                             State                   Zip Code

 ................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ................................................................................
    Name of Broker

 ................................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

[ ] International Equity Fund           [ ] Intermediate
[ ] Aggressive Growth Fund              Bond Fund
[ ] Blue Chip Fund                      [ ] U.S.
[ ] Capital Income Fund                 Government
[ ] Asset Allocation Fund               Securities Fund
[ ] Corporate Bond Fund                 [ ] Short-Term
                                        Government Fund
                                        [ ] National
                                        Municipal Bond
                                        Fund
                                       [ ] California
                                       Tax-Exempt Bond
                                       Fund
                        Money Market Funds
       [ ] Prime Fund              [ ] Treasury Only Fund
       [ ] Treasury Fund           [ ] Tax-Exempt Money Fund
       [ ] Government Fund         [ ] California Tax-Exempt Money Market Fund

Additional Comments:
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
            NOT FDIC INSURED  - NO BANK GUARANTEE  - MAY LOSE VALUE

[PACIFIC HORIZON FUNDS logo]

Concord Financial Group, Inc., Distributor

TFI-0006